UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

eFunds Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona	85253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-629-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 16, 2004, the Board of Directors of eFunds Corporation has appointed Richard J. Lehmann and William J. Ryan to the Board of Directors effective immediately. Mr. Lehmann was appointed as a Class I Director with a term expiring in 2007. Mr. Ryan was appointed as a Class III Director with a term expiring in 2006. Mr. Lehmann and Mr. Ryan were both elected to the Nominating and Corporate Governance Committee, and Mr. Lehmann was elected to the Compensation Committee with Mr. Ryan being elected to the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)
Date: September 16, 2004	/s/ Thomas S. Liston
Chief Financial Officer
(Principal Executive Officer)